UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-08795
40|86 Strategic Income Fund

(Exact name of registrant as specified in charter)
11815 North Pennsylvania Street
Carmel, IN 46032

(Address of principal executive offices) (Zip code)
Jeffrey M. Stautz
11815 North Pennsylvania Street
Carmel, IN 46032

(Name and address of agent for service)
Registrant’s telephone number, including area code: 317-817-4086
Date of fiscal year end: June 30
Date of reporting period: June 30, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

40 | 86 Strategic Income Fund

New York Stock Exchange Listed
Ticker Symbol: CFD

June 30, 2008

Annual Report

40 | 86 Strategic Income Fund	Annual Report

Portfolio Managers’ Review (unaudited)	June 30, 2008

Performance

The 40 | 86 Strategic Income Fund returned -3.49% in Net Asset Value (NAV) for the fiscal year ended June 30, 2008. The Fund’s benchmark, the Merrill Lynch High Yield Master II Index, returned -2.11% over the same period. As a closed end fund, the 40 | 86 Strategic Income Fund’s stock trades independently from the underlying NAV on the New York Stock Exchange. The stock decreased 6.25% for the twelve months ended June 30, 2008.

Top Performing Credits (12 months ended June 30, 2008)

The Fund’s return was increased by holdings in Intergen, a global power generation company, Goodman Global, a manufacturer of heating and air conditioning products, and Allied Waste, a non-hazardous solid waste management company. Intergen’s positive return is the result of the relatively defensive nature of utilities as well as favorable pricing at issuance. Goodman Global was favorably impacted on the announcement of private equity investors purchasing the company, resulting in the bonds being tendered at a premium. Allied Waste was positively impacted by the relatively defensive sector in which it operates as well as the announced purchase of the company by rival Republic Services.

Bottom Performing Credits (12 months ended June 30, 2008)

The Fund’s largest detractors were holdings in Stingray (Scottish Re Group), an insurer of life insurance and annuities, Ginn Clubs and Resorts, a high-end real estate development company, and Sturm Foods, manufacturer of hot cereals and drink mixes. Stingray has been impacted by large subprime write-downs within their investment portfolio. Ginn Clubs has been hurt by the recent down turn in the housing markets affecting lot sales. Sturm Foods has been struggling to work through vendor issues and increased competition in the drink mix segment.

Market Recap

As of June 30, 2008, the high yield market realized its first twelve month period of negative returns since 2002, returning -2.11% over the period. The second half of 2007 began with a negative tone as concerns swirled around the subprime mortgage market and the affect it would have on the broader economy. The core issue was the large number of bad loans and the rapidly growing inventory of homes on the market. Decreasing home values pose a significant threat to consumer spending and homeowners’ ability to tap their homes’ equity as a source of funds.

Beginning in early 2008, investors began to take a closer look at financial institutions as many of them were exposed to securities backed by subprime mortgages. The re-pricing of the structured securities market forced firms to recognize massive write-downs. The broader financial markets became very cautious as it was difficult to assess the extent of the subprime crisis. It was not long into the new year before solvency issues at Bear Stearns sent markets to the widest levels seen over the last twelve months. The Fed quickly intervened and within a few days JP Morgan announced plans to purchase Bear Stearns. The announcement, along with the quick action by the Fed, helped to restore confidence in the markets as it showed the government would not simply standby to watch a major financial institution fail. The high yield market began to rally in late March and early April, in part from the Bear Stearns transaction as well as further interest rate cuts. The focus was clearly on financial institutions’ liquidity as opposed to economic fundamentals.

The month long rally in April was relatively short lived as the price of oil continued to reach new highs. Oil surged to over $140 per barrel bringing inflation to the forefront of conversations. In addition, the Fed began to change its usual diminutive tone on inflation and instead began to set the stage for raising interest rates in order to combat rising prices. The markets certainly did not embrace the prospects of slowing growth and higher inflation (a.k.a. stagflation). Equities led the sell off and the high yield market followed suit reaching levels not seen since the beginning of the year.

Outlook

We foresee a slowing economy to be the primary contributor affecting high yield returns for the remainder of 2008. We remain concerned with the consumers’ ability to withstand higher energy costs coupled with decreasing housing values and rising unemployment. While the U.S. economy has managed to avoid a full blown recession to date, we maintain that a real possibility still exists. We expect to see the consumer pull back on spending as inflationary pressures take hold, reducing economic growth even further. Consumers have been negatively impacted from higher prices at the pump, increasing food costs, and eroding housing values. As a result, consumer confidence declined to a 28-year low as measured by The Michigan Consumer Sentiment survey. Moreover, the Confidence Survey has shown that expectations are at record lows as income expectations turned negative and inflation expectations are at the highest levels since the survey began asking the question in 1987.

The Moody’s U.S. speculative grade corporate default rate has risen to 2.4% over the first half of 2008, compared to 1.22% one year ago. The increase in default rates is not unexpected and we fully anticipate a steady rise upward as the economy stalls and corporate profitability shrinks. Default rates have steadily increased from what had been all time lows as easy credit conditions and lack of financial covenants have aided in keeping default rates low. Most expect 2009 will experience the sharpest increase in defaults as corporations face a potentially tougher credit market, higher input costs, and a weakening consumer.

40 | 86 Strategic Income Fund	Annual Report

Portfolio Managers’ Review (unaudited)	June 30, 2008

Given our outlook over the last six months of 2008, we continue to believe the portfolio is appropriately positioned. We have maintained our underweight to the riskier triple-C rated issuers and overweight the higher quality double-B and single-B rated issuers. While we may have been a little early to overweight double-B credits, as lower quality outperformed during the second quarter, we maintain our longer term view that higher quality will offer superior returns given the economic headwinds. We continue to look toward more defensive issuers that have strong financial profiles that should be able to endure slower economic growth. Our efforts remain focused on our bottom-up fundamental research abilities to weather these turbulent times.

Richard Matas Second Vice President 40 | 86 Advisors, Inc.	Jess E. Horsfall Senior Vice President 40 | 86 Advisors, Inc.

Management of the Fund

Richard Matas and Jess Horsfall are the Fund’s portfolio managers. Mr. Matas is a senior high yield trader for 40 | 86 Advisors, Inc. As a portfolio manager, Mr. Matas has managed or co-managed several predominantly high yield portfolios including a close-end fund and collaterized bond obligations. Mr. Horsfall is director of portfolio management group for 40 | 86 Advisors, Inc. He is a member of the firm’s loan, risk policy, and compliance committees. Mr. Horsfall is also a co-head of the company’s portfolio solution group.

Rating as a Percent of Total Investments (Best of Moody’s / S&P) (unaudited)

40 | 86 Strategic Income Fund	Annual Report

Schedule of Investments	June 30, 2008

SHARES OR
PRINCIPAL		INTEREST	MATURITY
AMOUNT		RATE	DATE	VALUE

CORPORATE BONDS – 123.44%
Aerospace & Defense – 2.24%
$500,000	Bombardier, Inc. (a)(c)(e)	8.000%	11/15/2014	$515,000
500,000	Esterline Technologies, Corp.	6.625%	03/01/2017	493,750
500,000	Hexcel Corp.	6.750%	02/01/2015	488,750

				1,497,500

Athletic Equipment – 0.59%
500,000	Riddell Bell Holdings, Inc. (c)	8.375%	10/01/2012	397,500

Automobiles – 1.59%
500,000	Ford Motor Co.	7.450%	07/16/2031	293,750
1,000,000	General Motors Corp.	7.200%	01/15/2011	772,500

				1,066,250

Automobile Equipment – 1.00%
497,500	Allison Transmission, Inc. (a)	5.750%	08/07/2014	441,875
250,000	Allison Transmission, Inc. (a)(b)	11.000%	11/01/2015	225,000

				666,875

Books, Periodicals, And Newspapers – 0.62%
500,000	Nebraska Book Co., Inc. (c)	8.625%	03/15/2012	415,000

Cable & Other Pay Television Services – 7.82%
500,000	Charter Communications Holdings I LLC/CCH I Capital Corp.	11.000%	10/01/2015	373,125
500,000	Charter Communications Holdings II LLC/CCH II Capital Corp.	10.250%	09/15/2010	486,250
1,000,000	Charter Communications Operating LLC (a)(c)	8.375%	04/30/2014	952,500
725,000	CSC Holdings, Inc.	6.750%	04/15/2012	685,125
500,000	DirecTV Holdings LLC	6.375%	06/15/2015	471,250
700,000	EchoStar DBS Corp.	6.625%	10/01/2014	649,250
750,000	Mediacom Broadband LLC/Corp	8.500%	10/15/2015	674,063
1,000,000	NTL Cable PLC (e)	9.125%	08/15/2016	942,500

				5,234,063

Chemicals & Allied Products – 2.83%
630,000	Hercules, Inc. (c)	6.750%	10/15/2029	614,250
500,000	Huntsman International LLC	7.875%	11/15/2014	460,000
250,000	Momentive Performance Materials, Inc.	9.750%	12/01/2014	215,000
585,000	Nalco Co. (c)	8.875%	11/15/2013	602,550

				1,891,800

Commercial Banks – 1.02%
250,000	J.P. Morgan Chase & Co.	7.900%	04/29/2049	235,107
500,000	Icici Bank, Ltd. (a)(c)(e)	6.375%	04/30/2022	448,814

				683,921

Commercial Services & Supplies – 3.34%
27,904	ARAMARK Corporation (a)(b)	7.360%	01/26/2014	26,369
1,309	ARAMARK Corporation (a)(b)	6.705%	01/26/2014	1,245
500,000	ARAMARK Corporation (b)	8.500%	02/01/2015	492,500
750,000	Corrections Corporation of America (c)	6.250%	03/15/2013	725,625
500,000	FTI Consulting, Inc. (c)	7.750%	10/01/2016	515,000
500,000	Service Corporation International	6.750%	04/01/2016	476,250

				2,236,989

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Schedule of Investments	June 30, 2008

SHARES OR
PRINCIPAL		INTEREST	MATURITY
AMOUNT		RATE	DATE	VALUE

Communications – 8.92%
$497,500	Alltel Corp. (a)(b)	5.466%	05/15/2015	$491,097
750,000	Cincinnati Bell, Inc. (c)	8.375%	01/15/2014	729,375
500,000	Citizens Communications Co. (c)	6.250%	01/15/2013	466,250
1,000,000	Intelsat Bermuda Ltd. (e)	11.250%	06/15/2016	1,017,500
1,110,000	Qwest Communications International, Inc. (c)	7.250%	02/15/2011	1,078,087
500,000	Sprint Nextel Corp.	6.900%	05/01/2019	439,547
750,000	Sprint Capital Corp.	8.375%	03/15/2012	743,080
1,000,000	Windstream Corp. (c)	8.125%	08/01/2013	1,002,500

				5,967,436

Communications Equipment – 0.72%
500,000	Belden CDT, Inc.	7.000%	03/15/2017	482,500

Construction Materials – 1.01%
755,000	U.S. Concrete, Inc. (c)	8.375%	04/01/2014	673,838

Containers & Packaging – 4.54%
500,000	Ball Corp. (c)	6.625%	03/15/2018	488,750
500,000	Berry Plastic Holdings Corp.	7.541%	02/15/2015	481,250
500,000	Graham Packaging Co. (c)	8.500%	10/15/2012	476,250
850,000	Graphic Packaging International Corp. (c)	9.500%	08/15/2013	816,000
750,000	Owens-Brockway (c)	8.250%	05/15/2013	772,500

				3,034,750

Data Processing – 0.65%
500,000	First Data Corp. (a)	9.875%	09/24/2015	435,625

Drawing & Insulating of Nonferrous Wire – 1.66%
1,080,000	Superior Essex Communications & Essex Group LLC (c)	9.000%	04/15/2012	1,107,000

Electric, Gas, & Sanitary Services – 11.95%
4,000	AES Corp. (a)	8.750%	05/15/2013	4,170
900,000	Atlas Pipeline Partners LP (c)	8.125%	12/15/2015	888,750
500,000	Dynegy, Inc.	8.375%	05/01/2016	487,500
250,000	Edison Mission Energy	7.500%	06/15/2013	249,375
500,000	Edison Mission Energy	7.200%	05/15/2019	468,750
667,840	Midwest Generation LLC (c)	8.560%	01/02/2016	689,545
1,000,000	Mirant North America LLC	7.375%	12/31/2013	996,250
1,000,000	NRG Energy, Inc. (c)	7.250%	02/01/2014	957,500
7,000	NRG Energy, Inc.	7.375%	02/01/2016	6,606
1,120,000	Pacific Energy Partners LP (c)	7.125%	06/15/2014	1,130,390
710,000	Targa Resources, Inc.	8.500%	11/01/2013	699,350
996,247	Texas Comp Electric Holdings, LLC (a)(b)	6.537%	10/10/2014	924,019
500,000	Texas Competitive Electric Holdings Company, LLC (a)	10.250%	11/01/2015	492,500

				7,994,705

Electrical Equipment – 0.76%
500,000	Baldor Electric Company	8.625%	02/15/2017	505,000

Electronic, Other Electrical Equipment, Except Computers – 1.77%
275,000	Flextronics International, Ltd. (e)	6.250%	11/15/2014	258,500
500,000	L-3 Communications Corp.	6.375%	10/15/2015	470,000
500,000	Sanmina-SCI Corp.	8.125%	03/01/2016	452,500

				1,181,000

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Schedule of Investments	June 30, 2008

SHARES OR
PRINCIPAL		INTEREST	MATURITY
AMOUNT		RATE	DATE	VALUE

Food & Kindred Products – 3.01%
$500,000	Dean Foods Company (c)	7.000%	06/01/2016	$436,250
500,000	Del Monte Corp. (c)	6.750%	02/15/2015	478,750
260,000	Dole Food Co., Inc.	7.250%	06/15/2010	236,600
500,000	Pinnacle Foods	9.250%	04/01/2015	442,500
500,000	Smithfield Foods, Inc.	7.750%	07/01/2017	417,500

				2,011,600

Health Care Equipment & Supplies – 2.86%
500,000	Advanced Medical Optics, Inc.	7.500%	05/01/2017	462,500
497,500	Biomet, Inc. (a)(b)	5.696%	02/15/2015	486,679
500,000	Boston Scientific (c)	6.250%	11/15/2015	470,000
500,000	Fresenius Medical Care (e)	6.875%	07/15/2017	493,750

				1,912,929

Health Care Providers & Services – 2.30%
500,000	Community Health Systems, Inc. (c)	8.875%	07/15/2015	505,625
1,000,000	HCA, Inc.	9.250%	11/15/2016	1,032,500

				1,538,125

Health Services – 3.48%
955,000	Davita, Inc. (c)	7.250%	03/15/2015	933,513
500,000	Health Management Assoc.	6.125%	04/15/2016	440,000
1,000,000	Res-Care, Inc. (c)	7.750%	10/15/2013	957,500

				2,331,013

Heavy Construction Equipment Rental & Leasing – 0.63%
500,000	Rental Service Corp (b)	9.500%	12/01/2014	420,000

Hotels, Restaurants & Leisure – 9.09%
500,000	Boyd Gaming Corp.	7.125%	02/01/2016	371,250
7,000	Gayloard Entertainment Co.	6.750%	11/15/2014	6,405
500,000	Ginn-LA CS Borrower LLC (a)(b)	12.364%	06/08/2012	100,000
250,000	Harrahs Operating Co., Inc.	5.500%	07/01/2010	224,687
750,000	Harrahs Operating Co., Inc. (a)	10.750%	02/01/2016	626,250
590,000	Host Marriott LP	7.125%	11/01/2013	551,650
500,000	Las Vegas Sands Corp.	6.375%	02/15/2015	427,500
750,000	MGM Mirage (c)	6.625%	07/15/2015	605,625
500,000	MGM Mirage (c)	6.875%	04/01/2016	405,000
250,000	Outback Steakhouse, Inc. (a)	10.000%	06/15/2015	163,125
500,000	Penn National Gaming	6.750%	03/01/2015	487,500
250,000	Restaurant Co.	10.000%	10/01/2013	162,500
500,000	Royal Caribbean International (e)	7.250%	06/15/2016	440,000
500,000	Station Casinos, Inc.	6.875%	03/01/2016	275,625
575,000	Vail Resorts, Inc. (c)	6.750%	02/15/2014	546,250
750,000	Wynn Las Vegas LLC (c)	6.625%	12/01/2014	690,000

				6,083,367

Industrial & Commercial Machinery – 2.92%
1,185,000	Case Corp. (c)	7.250%	01/15/2016	1,161,300
800,000	Terex Corp. (c)	7.375%	01/15/2014	792,000

				1,953,300

Insurance – 0.12%
500,000	Stingray Partnership Trust (a)	5.902%	01/12/2015	82,500

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Schedule of Investments	June 30, 2008

SHARES OR
PRINCIPAL		INTEREST	MATURITY
AMOUNT		RATE	DATE	VALUE

IT Services – 1.15%
$760,000	Sungard Data Systems, Inc. (c)	9.125%	08/15/2013	$771,400

Machinery – 1.21%
500,000	American Railcar Industries, Inc. (c)	7.500%	03/01/2014	467,500
385,000	TriMas Corp.	9.875%	06/15/2012	341,687

				809,187

Measuring Instruments, Photo Goods, Watches – 0.79%
500,000	DRS Technologies, Inc.	7.625%	02/01/2018	531,250

Media – 1.11%
1,884	Idearc, Inc. (a)(b)	4.700%	11/15/2014	1,518
500,000	Reader’s Digest Association, Inc. (a)	9.000%	02/15/2017	367,500
500,000	Umbrella Acquisition (a)	9.750%	03/15/2015	370,000

				739,018

Multiline Retail – 1.13%
750,000	Neiman Marcus Group, Inc. (c)	10.375%	10/15/2015	753,750

Non-depository Credit Institutions – 2.37%
1,000,000	Ford Motor Credit Co. (c)	8.000%	12/15/2016	727,763
1,000,000	General Motors Acceptance Corp. (c)	7.750%	01/19/2010	855,420

				1,583,183

Oil & Gas – 9.87%
950,000	Chesapeake Energy Corp. (c)	6.625%	01/15/2016	916,750
750,000	El Paso Production Holding Co. (c)	7.000%	06/15/2017	737,766
500,000	Kinder Morgan Finance (e)	5.700%	01/05/2016	447,500
7,000	National Oilwell Varco, Inc.	6.125%	08/15/2015	7,116
750,000	Opti Canada, Inc. (e)	7.875%	12/15/2014	744,375
500,000	Pioneer Natural Resources Company	5.875%	07/15/2016	454,729
750,000	Range Resources Corp. (c)	7.500%	05/15/2016	750,937
500,000	Range Resources Corp.	7.250%	05/01/2018	498,750
1,000,000	Southwestern Energy Co. (a)	7.500%	02/01/2018	1,033,910
500,000	Williams Companies, Inc. (c)	7.500%	01/15/2031	508,125
500,000	Williams Partners LP	7.250%	02/01/2017	502,500

				6,602,458

Paper & Forest Products – 3.08%
7,000	Abitibi-Consolidated, Inc. (e)	6.000%	06/20/2013	3,185
1,000,000	Buckeye Technologies, Inc. (c)	8.500%	10/01/2013	1,000,000
500,000	Cenveo Corp. (c)	7.875%	12/01/2013	420,000
750,000	Georgia-Pacific Corp. (c)	7.375%	12/01/2025	637,500

				2,060,685

Personal Products – 0.72%
500,000	NBTY, Inc. (c)	7.125%	10/01/2015	480,000

Pharmaceutical Preparations – 0.73%
500,000	Chattem, Inc.	7.000%	03/01/2014	487,500

Pharmaceutical Retail – 0.01%
7,000	Rite Aid Corp.	8.125%	05/01/2010	7,105

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Schedule of Investments	June 30, 2008

SHARES OR
PRINCIPAL		INTEREST	MATURITY
AMOUNT		RATE	DATE	VALUE

Printing, Publishing, & Allied Industries – 1.96%
$500,000	Nielsen Finance LLC/Corp.	10.000%	08/01/2014	$506,250
250,000	Nielsen Finance Co., LLC (d)	0.000%	08/01/2016	173,125
6,000	RH Donnelley Corp.	6.875%	01/15/2013	3,600
14,000	RH Donnelley Corp. (a)	8.875%	10/15/2017	8,400
677,000	RH Donnelley Corp. (a)	11.750%	05/15/2015	619,455

				1,310,830

Real Estate Investment Trusts (REITs) – 3.56%
1,000,000	iSTAR Financial, Inc.	8.625%	06/01/2013	915,883
750,000	Senior Housing Properties Trust (c)	8.625%	01/15/2012	783,750
750,000	Tower 2006-1 F (a)(c)	7.036%	02/15/2036	681,068

				2,380,701

Refuse Systems – 1.25%
850,000	Allied Waste (c)	6.875%	06/01/2017	835,125

Semiconductor & Semiconductor Equipment – 0.87%
250,000	Freescale Semiconductor, Inc.	10.125%	12/15/2016	191,875
500,000	Freescale Semiconductor, Inc.	9.125%	12/15/2014	391,250

				583,125

Special Purpose Entity – 3.78%
750,000	Dow Jones CDX NA HY 6 Trust I (a)	8.875%	06/29/2013	696,563
500,000	C & M Finance Co. Ltd. (a)(c)(e)	8.100%	02/01/2016	507,500
500,000	KAR Holdings, Inc.	8.750%	05/01/2014	437,500
510,000	Trains HY – 1 – 2006 (a)(b)	7.560%	05/01/2016	496,837
500,000	Yankee Acquisition Corp.	8.500%	02/15/2015	392,500

				2,530,900

Television Broadcasting Stations – 1.40%
500,000	Lin Television Corp. (c)	6.500%	05/15/2013	460,000
474,000	Sinclair Broadcast Group, Inc. (c)	8.000%	03/15/2012	478,740

				938,740

Textiles, Apparel & Luxury Goods – 2.49%
500,000	Brown Shoe, Inc. (c)	8.750%	05/01/2012	500,000
500,000	Dollar General Corp. (a)	8.070%	07/15/2014	455,780
500,000	HBI Branded Apparel Ltd, Inc. (a)(b)	9.150%	03/05/2014	494,465
250,000	Michaels Stores, Inc.	10.000%	11/01/2014	217,812

				1,668,057

Tobacco – 1.55%
1,000,000	Alliance One International, Inc. (c)	11.000%	05/15/2012	1,035,000

Transportation – 3.38%
750,000	Hertz Corp.	8.875%	01/01/2014	690,000
1,500,000	TFM SA de CV (c)(e)	9.375%	05/01/2012	1,567,500

				2,257,500

Transportation Equipment – 2.85%
835,000	Tenneco Automotive, Inc.	8.625%	11/15/2014	741,063
750,000	TransDigm Group, Inc.	7.750%	07/15/2014	744,375
500,000	TRW Automotive Acquisition (a)	7.250%	03/15/2017	422,500

				1,907,938

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Schedule of Investments	June 30, 2008

SHARES OR
PRINCIPAL		INTEREST	MATURITY
AMOUNT		RATE	DATE	VALUE

Wholesale Trade – 0.74%
$500,000	Vedanta Resources PLC (a)(c)(e)	9.500%	07/18/2018	$497,657

	Total corporate bonds (cost $88,505,095)			82,575,695

FOREIGN GOVERNMENT BONDS – 1.81%
500,000	Federated Republic of Brazil (c)(e)	10.500%	07/14/2014	633,750
620,000	Federated Republic of Turkey (c)(e)	7.375%	02/05/2025	575,050

	Total foreign government bonds (cost $1,146,590)			1,208,800

SHORT-TERM INVESTMENTS – 1.10%
735,491	AIM Liquid Assets	2.528%		735,491

	Total short-term investments (Cost $735,491)			735,491

	Total investments – 126.35% of net assets (cost $90,387,176)			$84,519,986
	Liabilities, less other assets – (26.35%)			(17,624,939)

	Total Net Assets – 100.00%			$66,895,047

(a)	Restricted under Rule 144A under the Securities Act of 1933.

(b)	Variable Rate – The rate reported is the rate in effect as of June 30, 2008.

(c)	All or a portion of these securities were included in a pledge account (Note 7).

(d)	Security has a stepped rate. The rate is listed as of June 30, 2008.

(e)	Foreign security or a U.S. security of a foreign company.

The cost basis of investments for federal income tax purposes at June 30, 2008 was as follows:

Tax cost of investments	$90,387,731

Tax unrealized appreciation	535,911
Tax unrealized depreciation	(6,403,656)

Total tax unrealized appreciation (depreciation)	$(5,867,745)

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Statement of Assets and Liabilities
June 30, 2008

Assets:
Investments at cost	$90,387,176

Investments at value	$84,519,986
Receivable for securities sold	1,734,735
Interest receivable	1,794,655
Other assets	50,139

Total assets	88,099,515

Liabilities and net assets:
Payable to Conseco, Inc. subsidiaries	57,814
Accrued expenses	72,343
Distribution payable	629,933
Interest payable	43,186
Other payable	11,192
Payables for securities purchased	1,200,000
Line of credit payable	19,190,000

Total liabilities	21,204,468

Net assets	$66,895,047

Net assets consist of:
Capital stock, $0.001 par value (unlimited shares of beneficial interest authorized)	$6,840
Paid-in capital	101,202,966
Distribution in excess of net investment income	(304,645)
Accumulated net realized loss on investments	(28,142,924)
Net unrealized depreciation on investments	(5,867,190)

Net assets	$66,895,047

Shares outstanding	6,839,661
Net asset value per share	$9.78

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Statement of Operations
For the year ended June 30, 2008

Investment Income:
Interest	$7,518,349

Total investment income	7,518,349

Expenses:
Investment advisory fees	841,525
Shareholders service fees	93,494
Administration fees	75,073
Trustees’ fees	62,220
Legal fees	70,508
Reports – printing	36,234
Audit fees	28,548
Registration and filing fees	25,254
Transfer agent fees	15,738
Custodian fees	8,418
Other	6,955

Total expenses before interest expense	1,263,967

Interest expense	1,051,306

Total expenses	2,315,273

Expense reimbursement (Note 4)	(168,285)

Total expenses	2,146,988

Net investment income	5,371,361

Net realized and unrealized loss on investments:
Net realized loss on sales of investments	(1,989,429)
Net change in unrealized depreciation of investments	(5,922,467)

Net realized and unrealized loss on investments	(7,911,896)

Net decrease in net assets from operations	$(2,540,535)

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Statement of Changes in Net Assets
For the years ended June 30,

	2008	2007

Operations:
Net investment income	$5,371,361	$5,167,854
Net realized gain (loss) on sales of investments	(1,989,429)	929,757
Net change in unrealized appreciation (depreciation) of investments	(5,922,467)	2,343,448

Net increase (decrease) from operations	(2,540,535)	8,441,059

Distributions to shareholders:
Net investment income	(5,421,950)	(5,125,150)

Net decrease from distributions	(5,421,950)	(5,125,150)

Total increase (decrease) in net assets	(7,962,485)	3,315,909

Net assets:
Beginning of year	74,857,532	71,541,623
End of period	$66,895,047	$74,857,532

Shares outstanding:
Beginning of year	6,839,661	6,839,661
End of period	6,839,661	6,839,661

Distributions in excess of net investment income	(304,041)	(253,452)

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Statement of Cash Flows
For the year ended June 30, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Investment income	$7,634,947
Interest expense paid	(1,130,813)
Operating expenses paid	(1,139,413)
Proceeds from sales of investments	35,430,086
Purchases of investments	(31,696,486)
Net decrease in short-term investments	1,427,807

Net cash provided by operating activities	10,526,128

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid (net of reinvestment of $0)	(5,223,449)
Increase in loans outstanding	1,700,000
Repayments of loans outstanding	(7,009,195)

Net cash used for financing activities	(10,532,644)

Net decrease in cash	(6,516)
Cash at beginning of year	6,516

Cash at end of year	$0

Reconciliation of Net Investment Income to Net Cash Provided by Operating Activities:
Net investment income	$5,371,361
Net decrease in interest receivable	185,268
Net increase in other assets	(35,455)
Net decrease in payable to Conseco, Inc and subsidiaries	(10,105)
Net decrease in accrued expenses	(9,363)
Net decrease in interest payable	(79,507)
Net increase in other payable	11,192
Proceeds from sales of investments	35,430,086
Purchases of investments	(31,696,486)
Net decrease in short-term investments	1,427,807
Accretion and amortization of discounts and premiums	(68,670)

Net cash provided by operating activities	$10,526,128

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Financial Highlights

	For the Year Ended June 30,
	2008	2007	2006	2005	2004

Net asset value per share, beginning of period	$10.94	$10.46	$11.23	$10.80	$10.20
Income from investment operations(a):
Net investment income	0.78	0.76	0.83	0.86	0.94
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments	(1.15)	0.47	(0.75)	0.43	0.60

Net increase (decrease) from investment operations	(0.37)	1.23	0.08	1.29	1.54

Distributions:
Net investment income	(0.79)	(0.75)	(0.85)	(0.86)	(0.94)

Net decrease from distributions	(0.79)	(0.75)	(0.85)	(0.86)	(0.94)

Net asset value per share, end of period	$9.78	$10.94	$10.46	$11.23	$10.80

Per share market value, end of period	$8.49	$9.90	$9.04	$10.13	$9.60

Total return (b)	(6.25)%	18.19%	(2.46)%	14.84%	3.30%

Ratios/supplemental data:
Net assets (dollars in thousands), end of year	$66,895	$74,858	$71,542	$76,835	$73,876
Ratios of expenses to average net assets (c)
Before expense reimbursement	3.25%	3.99%	4.15%	3.13%	2.38%
After expense reimbursement	3.02%	3.74%	4.04%	3.13%	2.38%
Ratios of operating expenses to average net assets (d)
Before expense reimbursement	1.78%	1.77%	2.00%	1.85%	1.79%
After expense reimbursement	1.54%	1.52%	1.89%	1.85%	1.79%
Ratios of net investment income to average net assets	7.54%	6.93%	7.61%	7.60%	8.77%
Portfolio turnover	33%	54%	46%	150%	113%

(a)	Per share amounts presented are based on an average of monthly shares outstanding throughout the period indicated.

(b)	Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(c)	The Fund’s Shareholder Servicing Agent and Investment Adviser have contractually agreed to waive their respective fees as discussed in Note 4. These contractual limits may be discontinued at any time after June 30, 2008.

(d)	Excluding interest expense.

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Notes to Financial Statements	June 30, 2008

1.	ORGANIZATION
The 40 |  86 Strategic Income Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 2, 1998, and commenced operations on July 31, 1998. The Fund is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a closed-end, non-diversified management investment company. At June 30, 2008, Conseco, Inc. (“Conseco”) owned 17,843, 0.26 percent, of the Fund’s outstanding shares of beneficial interest.

2.	SIGNIFICANT ACCOUNTING POLICIES

Transactions, Security Valuation and Related Investment Income
Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the first-in, first-out method for both financial reporting and income tax reporting purposes. The Fund holds investments that are restricted as to resale with a cost of $14,909,520 and a market value of $13,069,920 under Rule 144A under the Securities Act of 1933. These securities represent 19.54% of the net assets of the Fund. These securities may be resold to qualified institutional buyers in transactions exempt from registration.

Investments are stated at market value in the accompanying financial statements. Values for fixed income and other securities traded in the over-the-counter market are provided by third-party pricing services. Securities traded in the over-the-counter market are valued at the mean between the closing bid and asked prices or, if such data is not available, at the most recently available prices or under policies adopted by the Board of Trustees. Securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Prices for fixed income securities may be obtained from an independent pricing source that uses information provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Fund securities, which are traded both in the over-the-counter market and on an exchange, are valued according to the broadest and most representative market, and it is expected that for debt securities, this ordinarily will be the over-the-counter market. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under policies adopted by the Board of Trustees. Key assumptions used to determine fair value for these securities may include risk-free rates, risk premiums, performance of underlying collateral and other factors involving significant assumptions that may not be reflective of an active market, including fundamental analytical data relating to the investment, the nature and duration of restrictions on the disposition of the securities and an evaluation of forces that influence the market in which these securities may be purchased and sold. Debt securities purchased with maturities of sixty days or less are valued at amortized cost.

Interest income is recorded on an accrual basis including amortization of premiums and accretion of discounts; dividend income is recorded on the ex-dividend date. Investments held by the Fund may be purchased with accrued interest, and the investments owned by the Fund may accrue interest during the period the investment is owned by the Fund. If an investment owned by the Fund experiences a default and has accrued interest from purchase or has recorded accrued interest during the period it is owned, the Fund’s policy is to cease interest accruals from the time the investments are traded as “flat” in the market. The Fund evaluates the collectibility of purchased accrued interest and previously recorded interest on an investment-by-investment basis.

Distribution of Income and Gains
The Fund intends to distribute monthly to shareholders substantially all of its net investment income and to distribute, at least annually, any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers). However, the Board of Trustees may decide to declare dividends at other intervals.

Federal Income Taxes
For federal income tax purposes, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income and net capital gains to its shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the years ended June 30, 2008 and June 30, 2007 were as follows:

Ordinary income (2008)	$5,223,449
Ordinary income (2007)	5,155,395

Total distributions paid may differ from the Statement of Changes in Net Assets because dividends for tax purposes are recognized when actually paid.

40 | 86 Strategic Income Fund	Annual Report

Notes to Financial Statements	June 30, 2008

At June 30, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Cost of investments	$90,387,731

Gross tax unrealized appreciation	535,911
Gross tax unrealized depreciation	(6,403,656)

Net tax unrealized appreciation (depreciation)	$(5,867,745)

Undistributed ordinary income	$325,288
Undistributed long-term capital gain	—

Total distributable earnings	$325,288

Other accumulated (losses)	(28,772,302)

Total accumulated earnings (deficit)	$(34,314,759)

The differences between book and tax basis net unrealized appreciation (depreciation) are primarily attributable to wash sales. The cumulative timing difference for ordinary income is due to the timing of distributions.

As of June 30, 2008, the Fund had a total capital loss carryover of $26,527,052, which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. The capital loss of $16,209,646 will expire in 2009, $5,367,863 in 2010, $4,473,915 in 2011 and $475,628 in 2016.

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2008, $604 was reclassed from Undistributed Net Investment Income to Accumulated Gains or Losses.

As of June 30, 2008, the Fund deferred, on a tax basis, $1,615,316 of Post-October Losses.

Effective December 31, 2007, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Fund include Federal and the Commonwealth of Massachusetts. As of June 30, 2008, open Federal and Massachusetts tax years include the tax years ended June 30, 2006 through 2008. The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end June 30, 2008. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, as of the date of the financial statements, and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.	OTHER EXPENSES
The Fund pays expenses of Trustees who are not affiliated persons of the Fund or 40 | 86 Advisors, Inc. (the “Adviser” and “Administrator”), a wholly-owned subsidiary of Conseco. The Fund pays each of its Trustees who is not a director, officer or employee of the Adviser, the Administrator or any affiliate thereof an annual fee of $7,500 plus $1,500 for each Board of Trustees meeting and $750 for each separate committee meeting attended in person. Additionally, each Trustee receives a fee of $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Chairman receives an additional $375 for each meeting attended. The Fund reimburses all Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

4.	TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement
The Adviser serves as the Investment Manager and Administrator of the Fund under the terms of the Investment Management and Administration Agreement. The Adviser supervises the Fund’s management and investment program, performs a variety of services in connection with management and operation of the Fund and pays all compensation of officers and Trustees of the Fund who are affiliated persons of the Adviser or the Fund. As compensation for its services to the Fund, the Fund has agreed to pay the Adviser a monthly advisory fee equal to an annual rate of 0.90 percent of the average

40 | 86 Strategic Income Fund	Annual Report

Notes to Financial Statements	June 30, 2008

weekly value of the total assets of the Fund less the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”). The Adviser has contractually agreed to waive its advisory fee to an annual rate of 0.80 percent of Managed Assets through June 30, 2008. The Adviser may discontinue this limit any time after June 30, 2008. The net fees incurred for such services for the year ended June 30, 2008 were $748,033.

Shareholder Servicing Agreement
Conseco Services, LLC, a wholly-owned subsidiary of Conseco, acts as the Shareholder Servicing Agent (the “Agent”) of the Fund under a Shareholder Service Agreement. As compensation for its services, the Fund has agreed to pay the Agent a monthly shareholder servicing fee equal to an annual rate of 0.10 percent of the Managed Assets. The Agent has contractually agreed to waive its shareholder servicing fee to an annual rate of 0.02 percent of Managed Assets through June 30, 2008. The Agent may discontinue this limit any time after June 30, 2008. The net fees incurred for such services for the year ended June 30, 2008 were $18,701.

5.	SERVICE AGREEMENTS
The Fund contracted for certain accounting and administration services with U.S. Bancorp Fund Services, LLC (“USBFS”). For its services, USBFS receives a monthly fee equal to an annual rate of 0.10 percent of the first $100 million of average daily net assets; 0.08 percent of the next $200 million of average daily net assets; and 0.06 percent of average daily net assets in excess of $300 million, subject to a minimum monthly charge of $5,833.

The Fund contracted for custodial services with U.S. Bank, National Association (“USB”). For its services, USB receives a monthly fee equal to an annual rate of 0.004 percent of the average daily market value of the Fund’s assets, subject to a minimum monthly charge of $500.

The Fund contracted for transfer agency and certain shareholder services, including the administration of the Fund’s Automatic Dividend Reinvestment Plan (the “DRIP”), with Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc.

6.	PORTFOLIO ACTIVITY
Purchases and sales of securities other than short-term obligations aggregated $29,712,460 and $34,392,553, respectively, for the year ended June 30, 2008.

7.	INDEBTEDNESS
The Fund expects to use financial leverage through borrowings, including the issuance of debt securities, preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The Fund intends to use leverage to provide the shareholders with a potentially higher return. Leverage creates risks for the shareholders, including the likelihood of greater volatility of net asset value and market price of the shares and the risk of fluctuations in interest rates on borrowings.

Loan Agreement
The Fund entered into a secured Loan and Pledge Agreement with Custodial Trust Company (the “Agreement”) on October 4, 2000. Loans under the Agreement are callable on demand. Under the Agreement, the aggregate amount of the loans outstanding may not exceed 33 1/3 percent of total assets (including the amount obtained through leverage). Borrowings bear interest at the Federal Funds Rate plus a margin of 0.75 percent. Interest payments are made monthly. Loans made monthly under the Agreement are due and payable on demand. The Fund maintains a pledge account which gives the Custodial Trust Company, as pledgee, effective control over the Fund assets with a collateral value greater than the sum of the outstanding aggregate principal amount of the loans and the interest accrued thereon. Portfolio securities with an aggregate value of $44,381,190 were included in the pledge account at June 30, 2008.

Borrowings at June 30, 2008 totaled $19.2 million and the interest rate on such borrowings was 3.25 percent.

Average daily balance of loans outstanding during the year ended June 30, 2008	$22,031,605
Weighted average interest rate for the year	4.78%
Maximum amount of loans outstanding at any month-end during the year ended June 30, 2008	$24,499,194
Maximum percentage of total assets at any month-end during the year ended June 30, 2008	24.90%
Amount of loans outstanding at June 30, 2008	$19,190,000
Percentage of total assets at June 30, 2008	21.78%

8.	INDEMNIFICATIONS
Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maxim exposure under there arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

9.	NEW ACCOUNTING POLICIES

Statement of Financial Accounting Standards No. 157
On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157” or the “Statement”). The Statement defines fair value, establishes a framework for measuring fair value in generally accepted

40 | 86 Strategic Income Fund	Annual Report

Notes to Financial Statements	June 30, 2008

accounting principles (GAAP) and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007 and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. At this time, management is evaluating the implications of SFAS 157, and its impact, if any, on the Fund’s financial statements has not yet been determined.

Statement of Financial Accounting Standards No. 161
In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

40 | 86 Strategic Income Fund	Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of the 40 | 86 Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and cash flows and the financial highlights present fairly, in all material respects, the financial position of The 40 | 86 Strategic Income Fund (the “Fund”) at June 30, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, its cash flows for the year then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Columbus, OH
August 14, 2008

40 | 86 Strategic Income Fund	Annual Report

Automatic Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “DRIP”), unless a shareholder otherwise elects, all dividends and capital gain distributions will be automatically reinvested in additional shares by Computershare Trust Company, N.A. (“CSS”), as agent for shareholders in administering the DRIP (the “DRIP Agent”). Shareholders who elect not to participate in the DRIP will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by CSS as dividend disbursing agent. DRIP participants may elect not to participate in the DRIP and to receive all dividends and capital gain distributions in cash by sending written instructions to CSS, as dividend disbursing agent, at the address set forth below. Participation in the DRIP is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the DRIP Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective with respect to any subsequently declared dividend or other distribution.
Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as “dividends”) payable either in shares or in cash, non-participants in the DRIP will receive cash and participants in the DRIP will receive the equivalent in shares. The shares will be acquired by the DRIP Agent or an independent broker-dealer for the participants’ accounts, depending upon the circumstances described below, either: (i) through receipt of additional unissued but authorized shares from the Fund (“newly issued shares”); or (ii) by purchase of outstanding shares on the open market (“open-market purchases”) on the NYSE or elsewhere. If on the payment date for the dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the DRIP Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value thereof (such condition being referred to herein as “market discount”), the DRIP Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.
In the event of a market discount on the dividend payment date, the DRIP Agent will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis, but no more than 30 days after the dividend payment date, to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days. If, before the DRIP Agent has completed its open-market purchases, the market price of a share exceeds the net asset value per share, the average per share purchase price paid by the DRIP Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the DRIP provides that if the DRIP Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the DRIP Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the market discount shifts to a market premium.
The DRIP Agent maintains all shareholders ’ accounts in the DRIP and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each DRIP participant will be held by the DRIP Agent on behalf of the DRIP participant, and each shareholder proxy will include those shares purchased or received pursuant to the DRIP. The DRIP Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the DRIP in accordance with the instructions of the participants.
In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the record shareholder and held for the account of beneficial owners who participate in the DRIP.
There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the DRIP Agent’s open-market purchases in connection with the reinvestment of dividends.
The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on the dividends.
Shareholders participating in the DRIP may receive benefits not available to shareholders not participating in the DRIP.
If the market price (plus commissions) of the Fund’s shares is above their net asset value, participants in the DRIP will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price (plus commissions) is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their

40 | 86 Strategic Income Fund	Annual Report

Automatic Dividend Reinvestment Plan (unaudited)

shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.
Experience under the DRIP may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants in the DRIP, however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.
All correspondence concerning the DRIP should be directed to the DRIP Agent at Computershare, P.O. Box 43010, Providence, RI 02940-3010.

Federal Tax Information (unaudited)

For the year ended June 30, 2008, none of the ordinary income distributions paid by the Fund will be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2004. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2008 Form 1099-DIV. For corporate shareholders, none of the ordinary income distributions paid by the Fund qualify for the dividend received deduction.

40 | 86 Strategic Income Fund	Annual Report

Disclosure of Investment Management and Administration Agreement (unaudited)

Activities and Composition of the Board of Trustees

All but one member of the Fund’s Board of Trustees is a non-interested trustee as that term is defined in the Investment Company Act of 1940, as amended. We refer to these non-interested persons as independent trustees throughout this report. The Chairman of the Board is an independent trustee, and nominees to become independent trustees are chosen by a Nominating Committee comprised solely of independent trustees. All independent trustees are also members of the Board’s Audit Committee. The independent trustees meet in executive session at each regular Board meeting. The Board meets in person at least once each quarter and conducts other in-person and telephonic meetings throughout the year. Independent legal counsel to the independent trustees attends Board and Audit Committee meetings in-person or telephonically.

Investment Management and Administration Agreement – Matters Considered by the Board

Every year the Board considers renewal of the investment management and administration agreement with respect to the Fund (the “Investment Management and Administration Agreement”) and throughout each year, reviews and evaluates the performance of and services provided by 40 |86 Advisors, Inc. (the “Investment Adviser”). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, and compliance with legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by unaffiliated service providers.
At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided to the Fund. Among the matters considered throughout the year with respect to the Fund are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as fees for shareholder servicing; (b) overall Fund operating expenses; (c) the resources devoted to the Fund’s operations and compliance procedures; and (d) the nature, cost and character of any non-investment management services provided by the Investment Adviser and its affiliates.

Annual Consideration of Approval of the Investment Management and Administration Agreement by the Board of Trustees

In the period prior to the Board meeting to consider renewal of the Investment Management and Administration Agreement, the Board requests and receives materials specifically relating to the Investment Management and Administration Agreement. These materials include (a) information compiled by Lipper Inc. (“Lipper”) on the investment performance of the Fund as compared to a group of comparable funds as classified by Lipper; (b) information on fees and expenses of other closed-end high yield bond funds; (c) a discussion by the Fund’s management team regarding investment strategies used; and (d) information on the profitability to the Investment Adviser of its relationships with the Fund. The Board also considers other matters it deems important to the approval process including any direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

Certain Specific Renewal Data

In connection with the most recent consideration and renewal of the Investment Management and Administration Agreement, the Board conducted an in-person meeting in May 2008. At the meeting, the independent trustees met in executive session with their counsel to discuss the information presented regarding contract renewals. Among other matters, the Board deliberations focused on the following areas:
The Nature and Quality of Services Provided by the Adviser – The Board reviewed the nature, scope and quality of services provided by the Investment Adviser. The Board noted that the scope of service provided had expanded over time as a result of regulatory developments. The Board also considered the quality of the investment capabilities of the Adviser and the other resources dedicated to performing services for the Fund. The Board concluded that, overall, the nature, extent and quality of services provided to the Fund were acceptable and; therefore, supported the continuation of the Investment Management and Administration Agreement.
Investment Advisor’s Portfolio Performance – The Board focused primarily on the resulting investment performance for the Fund. The Board compared the Fund’s performance – both including and excluding the effects of the fees and expenses of the Fund – to the performance of a group of comparable closed-end high yield bond funds, and the performance of a relevant index. Consistent with the Investment Advisor’s investment goals, performance is reviewed at least quarterly. The Board considered the Fund’s performance versus the Lipper Peer Group of other closed-end high yield bond funds. The Board noted that, as of March 31, 2008, the three month, six month and one year Peer Group Net Asset Value performance was in the 75th percentile. The Board noted that, as of March 31, 2008, five year total return for the Fund exceeded the Fund’s benchmark, the Merrill Lynch High Yield Master II Index, and that the one and three year total returns were below this benchmark. The Board recognized that there are significant variances in the investment strategies and objectives of the other funds in the Peer Group and that these differences and other factors, including market movement, operating expenses and size of the funds, contribute to the Fund’s over- or under-performance versus the Peer Group. Considering these factors, the Board expressed confidence in the Investment Adviser’s ability to continue to manage the Fund and concluded that the Fund’s investment performance was acceptable and, therefore, supported the continuation of the Investment Management and Administration Agreement.

40 | 86 Strategic Income Fund	Annual Report

Disclosure of Investment Management and Administration Agreement (unaudited)

Management Fees and Other Expenses – The Board reviewed the Fund’s contractual management fee rate and actual management fee rate as a percentage of total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) at common asset levels – the actual rate includes advisory and administrative service fees and the effects of any fee reductions – compared to the other closed-end high yield bond funds considered comparable by Lipper and the Investment Adviser. It also compared the Fund’s total expenses to those of similar comparable funds. The Board recognized that it is difficult to make comparison of management fees because there are variations in the service included in the fees paid by other funds. The Board also noted that the Investment Adviser proposed a 20 basis point reduction in the Fund’s investment advisory and administration fee. In addition, the Board recognized management’s efforts to reduce expenses to shareholders by their willingness to reduce the shareholder servicing fee. The Board concluded that the Fund’s investment advisory and administration fee and overall expense ratio, when considering additional fee reductions, were satisfactory compared to those of other comparable funds and, therefore, supported the continuation of the Investment Management and Administration Agreement.
Profitability – The Board considered the cost of the services provided to the Fund by the Investment Adviser and the Investment Adviser’s and its affiliates’ profits relating to the management, administration and shareholder services provided to the Fund. As part of its analysis, the Board reviewed the Investment Adviser’s assumptions and methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board recognized that comparative profitability information is not generally publicly available and is affected by numerous factors, including the structure of the investment adviser, the type of funds it manages, its business mix, numerous assumptions regarding allocation and the adviser’s capital structure and cost of capital. The Board noted that the Investment Adviser is entitled to earn a reasonable level of profits for the services it provides to the Fund, and concluded, based on its review, that the Investment Adviser’s profits were acceptable and not excessive in relation to the nature and quality of services provided and given the level of fees and expenses overall and, therefore, supported the continuation of the Investment Management and Administration Agreement.
Economies of Scale – The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board recognized that, given the relatively stable size of the Fund and the expense waivers or reductions maintained by the Investment Adviser and shareholder servicing agent, no additional adjustment to fees or other steps were necessary to reflect economies of scale.
Conclusion – After the independent trustees deliberated in executive session, the Board of Trustees, including all of the independent trustees, approved the renewal of the existing Investment Management and Administration Agreement, concluding that the contract renewal was in the best interests of the shareholders.

40 | 86 Strategic Income Fund	Annual Report

Board of Trustees and Officers (unaudited)

Independent Trustees

			Number of Funds in
Name (Age)	Position Held	Principal Occupation(s)	the Fund Complex
Address	With Trust	During Past 5 Years	Overseen by the Board

Diana H. Hamilton (51) 11815 N. Pennsylvania St. Carmel, IN 46032	Chairman of the Board Since December 2005 and Trustee Since December 2004	President, Sycamore Advisors, LLC, a municipal finance advisory firm. Formerly, State of Indiana Director of Public Finance.	1
R. Matthew Neff (53) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since December 2004	President and Chief Executive Officer, Clarian Health Ventures, a venture capital fund. Formerly, Chairman and Chief Executive Officer of Senex Financial Corp. Director, Unified Financial Services, Inc. and Unified Trust Co. Director, Clarian Health Risk Retention Group Inc. Director, CH Assurance, Ltd. Director, Quanta Specialty Lines Insurance Co. Director, CS-Keys, Inc. Director, Riley Children’s Foundation.	1
Vincent J. Otto (49) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since December 2005 Audit Committee Financial Expert Since February 2006	Chief Executive Officer, Commerce Street Venture Group a diversified private equity firm. President KLO Services, Inc. Director and Chief Executive Officer, AgOne Lending LLC. Director, Legends Motor Worldwide. Director, IStreamPlanet. Formerly, Executive Vice President and Chief Financial Officer of Waterfield Mortgage Company and Union Federal Bank. Formerly, Director of Federal Home Loan Bank of Indianapolis.	1
Steven R. Plump (55) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since June 2006	President and Chief Executive Officer, INphoton a preclinical research organization. Formerly, Group Vice President, Global Marketing and Sales and Chief Marketing Officer of Eli Lilly Company.	1

Interested Trustees and Officers

Audrey L. Kurzawa* (41) 11815 N. Pennsylvania St. Carmel, IN 46032	President and Trustee Since June 2005. Assistant Treasurer Since August 2007. Formerly Treasurer Since Oct 2002.	President and Trustee of the Trust; Certified Public Accountant; Vice President and Controller, Advisor.
Jeffrey M. Stautz (50) 11815 N. Pennsylvania St. Carmel, IN 46032	Chief Legal Officer and Secretary Since May 2005	Vice President, General Counsel, Chief Compliance Officer and Secretary, Advisors. Previously, Partner of Baker & Daniels, LLP.
Todd M. Hacker (41) 11815 N. Pennsylvania St. Carmel, IN 46032	Treasurer since February 2008	Senior Vice President and Treasurer, Conseco Services, LLC. Formerly, Senior Vice President and Treasurer of YRC Worldwide.

*	The Trustee so indicated is an “interested person,” as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates.

Each Trustee serves until the expiration of the term of his designated class and until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s by-laws or charter or statute.

INVESTMENT ADVISER 40 | 86 Advisors, Inc. Carmel, IN	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Columbus, OH	LEGAL COUNSEL K & L Gates, LLP Washington, DC

TRANSFER AGENT Computershare Trust Company, N.A. Providence, RI		CUSTODIAN U.S. Bank, N.A. Milwaukee, WI

PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 852-4750. Furthermore, you can obtain the description on the SEC’s website at http://www.sec.gov.

PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2008
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 852-4750. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing for the most recent quarter is available without charge, upon request, by calling (800) 852-4750. Furthermore, you can obtain the Fund’s quarterly portfolio schedule on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

INFORMATION ABOUT CERTIFICATIONS
In January 2008, the Fund submitted a CEO annual certification to the New York Stock Exchange in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

WHISTLEBLOWER POLICY
Any person who has information regarding questionable or improper accounting or auditing matters related to the Fund or information regarding violations or suspected violations of the Fund’s policies and procedures may report such concerns to the Chief Compliance Officer or the Chair of the Audit Committee. Such concerns may be made anonymously by leaving a confidential voicemail message at 1-866-902-4803. All voicemail messages will be transcribed by an external firm and provided to the Chief Compliance Officer within 24 hours.

40 | 86 Strategic Income Fund
11815 North Pennsylvania Street
Carmel, IN 46032
800-852-4750
www.4086.com/strategicincomefund

40 | 86 Strategic Income Fund
11815 North Pennsylvania Street
Carmel, IN 46032

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-852-4750.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s board of trustees has determined that Vincent J. Otto is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
•	Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $21,750 for the year ended June 30, 2007 and $22,850 for the year ended June 30, 2008.
Audit-Related Fees
(b)	There were no fees billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $2,950 for the year ended June 30, 2007 and $3,100 for the year ended June 30, 2008.

Services performed: Tax return review
All Other Fees
(d)	There were no fees billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
Before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. The Chairman of the audit committee is authorized to pre-approve engagement of the accountant to perform other non-audit services for the registrant and to report such pre-approvals to the audit committee at their next meeting.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) N/A
(c) 0%
(d) N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $64,645 for the year ended June 30, 2007 and $8,100 for the year ended June 30, 2008.
(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Diana H. Hamilton, Vincent J. Otto, Steven R. Plump and R. Matthew Neff.
Item 6. Schedule of Investments.
Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
40|86 STRATEGIC INCOME FUND
POLICIES AND PROCEDURES
SECTION 1.F. PROXY VOTING POLICY
I. Statement of Policy
It shall be the policy of 40|86 Strategic Income Fund (the “Fund”) to delegate the authority and responsibility to vote proxies related to portfolio securities to its investment adviser, 40|86 Advisors, Inc. (the “Adviser”). Accordingly, the Board of Trustees of the Fund has authorized the proxy voting policies and procedures of the Adviser (“Proxy Voting Procedures”) as the proxy voting policies and procedures that will be used by or on behalf of the Fund when exercising voting authority on behalf of the Fund.
II. Standard
The Adviser shall vote proxies related to portfolio securities of the Fund in the best interests of the Fund and its shareholders.

III. Review of Proxy Voting Procedures
The Board of Trustees of the Fund shall periodically review the Proxy Voting Procedures presented by the Adviser to determine the following:
A.	The Proxy Voting Procedures promote the voting of proxies in a manner that is consistent with the standard set forth in Section II above.

B.	The Proxy Voting Procedures provide for the voting of proxies in a manner that is consistent with the standard set forth in Section II above in situations where a proxy vote presents a conflict between the interests of the shareholders of the Fund, on the one hand, and those of the Adviser or any affiliated person of the Adviser, on the other.
The Adviser shall provide a written report to the Fund’s Board of Trustees regarding any proxy voted where a conflict of interest (as set forth above) was identified, except in circumstances where:
(i)	the Adviser and/or the Fund engaged an independent third party to provide a recommendation on how to vote such proxy;

(ii)	the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party; and

(iii)	the instructions to the independent third party with respect to the proxy voted were consistent with the standard set forth in Section II above.
The Adviser shall provide such report at the next regularly scheduled meeting of the Board.
The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.
IV. Disclosure
The following disclosure shall be provided:
A.	The Adviser shall make available its proxy voting records in respect of the Fund, for inclusion in the Fund’s Form N-PX.

B.	The Fund’s administrator, Conseco Services LLC (the “Administrator”), shall cause the Trust to include the proxy voting policies and procedures required in the Fund’s annual filing on Form N-CSR.

C.	The Administrator shall cause the Fund’s shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number and (ii) on the SEC’s website.

D.	The Administrator shall cause the Fund’s annual and semi-annual reports to include a statement that information is available regarding how the Fund voted proxies during the most recent twelve-month period (i) without charge, upon request, by calling a toll-free number and (ii) on the SEC’s website.
Adopted effective as of July 1, 2003.
(a)	Does the registrant invest exclusively in non-voting securities? If YES, then do not respond to the remaining portion of this item. No.

(b)(i)	Provide the policies and procedures that the registrant uses to determine how to vote proxies relating to portfolio securities. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Disclosed Above.

(b)(ii)	Provide the policies and procedures that the registrant uses if a conflict arises between the interests of the registrant’s shareholders and the company’s investment adviser, principal underwriter or affiliated person. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Disclosed Above.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
(a) (1)	Information is presented as of June 30, 2008: 40|86 Advisors, Inc. (“40|86” or the “Adviser”) uses a team approach to manage the Fund. Each Portfolio Manager is jointly and primarily responsible for the day-to-day management of the Fund, which includes making portfolio management decisions and executing transactions.

Richard M. Matas, Second Vice President 40|86 Advisors, Inc.

Mr. Matas a senior high yield trader for 40|86 advisors, Inc. As a portfolio manager, Mr. Matas has managed or co-managed several predominantly high yield portfolios including close-end mutual fund and collateralized bond obligations. Prior to joining 40|86 Advisors in 1999, he was a personal financial analyst with American Express Financial Advisors.

Jess E. Horsfall, Senior Vice President 40|86 Advisors, Inc.

Mr. Horsfall co-manages the Fund with Mr. Matas. Mr. Horsfall is director of portfolio management group for 40|86 Advisors, Inc. He is a member of the firm’s loan, risk policy, and compliance committees. Mr. Horsfall is also a co-head of the company’s portfolio solution group.

(2)	Information is presented as of June 30, 2008:

Portfolio Manager of
	Registered Investment		Other Accounts
	Company	Other Pooled Investments	(dollar amount
Portfolio Manager	(dollar amount and number of	(dollar amount and	and number of
Name	accounts)	number of accounts)*	accounts)
Richard M. Matas	$84,519,986 (1)	$439,879,709 (3)	None
Jess E. Horsfall	$84,519,986 (1)	$439,879,709 (3)	$22,790,691,106 (11)

*	Mr. Horsfall and Mr. Matas may serve as portfolio manager or co-portfolio manager on these Other Pooled Investments and Other Accounts.
Performance Based Advisory Fees: Mr. Matas is the portfolio manager or co-portfolio manager of three accounts (with assets totaling $439,879,709) of Other Pooled Investments that have the potential to earn performance-based fees. Also, Mr. Horsfall is the co-portfolio of three accounts (totaling $439,879,709) of Other Pooled Investments that have the potential to earn performance-based fees and eleven accounts (totaling $22,790,691,106) of Advisor’s affiliated insurance companies. A majority of these Other Pooled Investments are collateralized bond obligations.
Potential Material Conflicts of Interests: 40|86 and respective portfolio managers may carry on investment activities for their own accounts and for those of their families and other clients in which the Portfolio has no interest, and thus may have certain conflicts of interest. Furthermore, the Adviser acts as the investment adviser to accounts pursuing a range of investment strategies. The investment strategies are managed by a number of portfolio managers. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not for others. Investment decisions must be made only on the basis of the investment consideration relevant to the particular account for which a trade is being made.
The Adviser and the Fund has adopted a Code of Ethics and policies and procedures that seek to ensure that clients’ accounts are not harmed by potential conflicts of interest. However, there is no guarantee that such procedures will detect and address each and every situation where a conflict arises.
(3)	Information is presented as of June 30, 2008:

Compensation: 40|86 generally targets base salary pay based on competitive market data for investment advisory firms. 40|86’s annual incentive program is based on a pay-for-performance model (P4P) for investment professionals, including portfolio managers, as a multiple of base salary. Awards have historically been based on business unit measures and on individual goals. We anticipate that a similar P4P structure would continue. In addition, selected key personnel participate in the Conseco Equity Incentive Program. 40|86 portfolio managers are not solely compensated directly based upon the performance of any particular portfolio they may manage.

(4)	Information is presented as of June 30, 2008:

     Portfolio Managers: Beneficially Owned Securities of Registrant

Portfolio Manager Name	Ownership of 4086 Strategic Income Fund
Richard M. Matas	None
Jess E. Horsfall	None
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Provide the information specified in the table with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser” as defined in Rule 10b-18(a)(3) under the Exchange Act (17CFR 240-10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Identification of equity purchases to be reported according to this section should be determined by client and fund counsel.
REGISTRANT PURCHASES OF EQUITY SECURITIES

			(c) Total Number of Shares	(d) Maximum Number (or
	(a) Total Number	(b) Average	(or Units) Purchased as Part	Approximate Dollar Value) of Shares
	of Shares (or	Price Paid per	of Publicly Announced Plans	(or Units) that May Yet Be Purchased
Period	Units) Purchased	Share (or Unit)	or Programs	Under the Plans or Programs
(1/1/08 – 1/31/08)	None	None	None	None
(2/1/08 – 2/29/08)	None	None	None	None
(3/1/08 – 3/31/08)	None	None	None	None
(4/1/08 – 4/30/08)	None	None	None	None
(5/1/08 – 5/31/08)	None	None	None	None
(6/1/08 – 6/30/08)	None	None	None	None
Total	None	None	None	None

     Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced: Not applicable
a.	The date each plan or program was announced

b.	The dollar amount (or share or unit amount) approved

c.	The expiration date (if any) of each plan or program

d.	Each plan or program that has expired during the period covered by the table

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Any code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2. Attached hereto.
(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	40|86 Strategic Income Fund

By (Signature and Title)	/s/ Audrey L. Kurzawa Audrey L. Kurzawa, President
(principal executive officer)
Date 8/29/08
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Audrey L. Kurzawa Audrey L. Kurzawa, President
(principal executive officer)

Date 8/29/08

By (Signature and Title)	/s/ Todd M. Hacker Todd M. Hacker
(principal financial officer)

Date 8/29/08